SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 1, 2002

EXPEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	000-27429	91-1996083
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13810 SE Eastgate Way, Suite 400, Bellevue, WA	98005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 564-7200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 4.    Change in Registrant’s Certifying Accountant

Previous Independent Accountant

On July 1, 2002, we dismissed Deloitte & Touche LLP (“Deloitte”) as our independent accountant. The decision to change our independent accountant was made at the request of USA Interactive, our majority owner, and has been recommended by our Audit Committee to our Board of Directors and approved by our Board of Directors.

The independent auditors’ reports of Deloitte on our financial statements during the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through July 1, 2002, we had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

During our two most recent fiscal years and through July 1, 2002, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Deloitte with a copy of this disclosure, and we requested that Deloitte furnish us with a letter addressed to the Securities and Exchange Commission (“SEC”), stating whether it agrees with the above statements. A copy of Deloitte’s letter to the SEC, dated July 5, 2002, is filed as Exhibit 16.1 to this Form 8-K.

New Independent Accountant

On July 1, 2002, we engaged Ernst & Young LLP (“Ernst & Young”) as our independent public accountants. Ernst & Young is the independent public accountant for USA Interactive, our majority owner. The decision to engage Ernst & Young was made at the request of USA Interactive and has been recommended by our Audit Committee to our Board of Directors and approved by our Board of Directors.

During our two most recent fiscal years and through July 1, 2002, we have not consulted with Ernst & Young regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, that was an important factor we considered in reaching a decision on an accounting, auditing, or financial reporting issue, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

16.1	Letter from Deloitte & Touche LLP to the SEC, dated July 5, 2002, regarding change in Registrant’s certifying accountant.

99.1	Press Release dated July 2, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/S/ GREGORY S. STANGER
Gregory S. Stanger Senior Vice President and Chief Financial Officer

Dated: July 5, 2002

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP to the SEC, dated July 5, 2002, regarding change in Registrant’s certifying accountant.

99.1	Press Release dated July 2, 2002.